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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 12, 2007

                                 MEDIFAST, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-23016               13-3714405
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  (State or other jurisdiction        (Commission             (IRS Employer
of incorporation or organization)     File Number)             Ident. No.)

  11445 Cronhill Drive, Owing Mills, Maryland                     21117
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   (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (410)-581-8042

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

The following information is furnished under "Item 7.01. Regulation FD Disclosure" and "Item 2.02. Disclosure of Results of Operations and Financial Condition."

         On February 12, 2007 Medifast, Inc. ("Medifast") issued a press release setting forth Medifast's revenue estimate for the year-ended December 31, 2006. A copy of Medifast's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            Exhibits

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MEDIFAST, INC.

Dated:  February 12, 2007
                                            /s/  Bradley T. MacDonald
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                                            Bradley T. MacDonald
                                            Chairman and Chief Executive Officer

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